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                                                                    EXHIBIT 10.6


                               SECURITY AGREEMENT


        SECURITY AGREEMENT, dated as of May 18, 1999, among MINIMED INC., a Delaware corporation ("MiniMed"), and each of the Subsidiaries of MiniMed listed on Schedule I attached hereto (the "Grantor Subsidiaries"; the Grantor Subsidiaries, together with the Owner Trustee and MiniMed shall be collectively known as the "Grantors" and individually as a "Grantor"), and ING (U.S.) CAPITAL LLC (the "Collateral Agent"), as collateral agent for the Secured Parties referenced below.

                                     W I T N E S S E T H:

RECITALS

        A. The Secured Parties proposed to make certain financial accommodations to MiniMed and certain of its Subsidiaries pursuant to the Related Documents (as such term in defined in the Participation Agreement; and

        B. In connection with the making of such financial accommodations to MiniMed and certain of its Subsidiaries pursuant to the Related Documents and as condition precedent thereto, the Collateral Agent and the Secured Parties are requiring that the Grantors execute and deliver this Agreement.

                NOW, THEREFORE, in consideration of the foregoing, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                SECTION 1. Definitions. Terms defined in the Participation Agreement and not otherwise defined herein, when used in this Agreement including its preamble and recitals, shall have the respective meanings provided for in the Participation Agreement. The following additional terms (whether or not underscored), when used in this Agreement, shall have the following meanings:

                "Account Debtors" means any Person who is obligated under an Account.

                "Accounts" means all "accounts" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Person arising from the sale or lease of goods or other property by it or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in New York), (b) all of such Person's rights in, to and under all purchase and sales orders for goods, services or other property,



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and all of such Person's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to such Person under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Person), and (d) all collateral security and guarantees of any kind given by such Person with respect to any of the foregoing, in each case whether now in existence or hereafter arising or acquired.

                "Chattel Paper" means any "chattel paper" (as defined in the UCC) now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights.

                "Collateral" means, collectively:

                        i. Accounts;

                        ii. Inventory;

                        iii. Chattel Paper;

                        iv. Documents;

                        v. Equipment;

                        vi. Instruments;

                        vii. General Intangibles;

                        viii. All other goods and personal property, whether tangible or intangible;

                        ix. All books and records pertaining to any of the Collateral (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records);

                        x. The Master Lease, the Construction Agency Agreement and the Lessee's Deed of Trust including, without limitation, (i) all rights of the Lessee under Section 13 of the Master Lease to purchase the Property and Equipment, and (ii) all rights of the Lessee under Section 19 of the Master Lease to receive the excess proceeds or payments upon an Event of Default under the Master Lease and sale by the Lessor of the Lessee's interest in the Property and Equipment.

                        xi. All products and Proceeds of all or any of the Collateral described



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in clauses (i) through (x) hereof.

                "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights.

                "Equipment" means all "equipment" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights, and, in any event, shall mean and include, without limitation, all telephones, cables, telephone components (whether assembled or disassembled), handsets, cords, microprocessors, machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                "General Intangibles" means all "general intangibles" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, all obligations or indebtedness owing to a Person (other than Accounts) from whatever source arising, and all rights, title and interest which a Person may now or hereafter have in or under all contracts (in addition to contracts described in the definition of Accounts), causes of action, franchises, tax refund claims, customer lists, Intellectual Property, license royalties, goodwill, trade secrets, proprietary or confidential information, data bases, business records, data, skill, expertise, experience, processes, models, drawings, materials and records, permits and licenses, warranties, manuals, software and all other intangible property of every kind and nature.

                "Instruments" means all "instruments" or "letters of credit" (each as defined in the UCC), including, without limitation, instruments, and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights.

                "Intellectual Property" means, collectively, (a) all systems software and applications software, including, but not limited to, source code, object code, screen displays and formats, program structure, sequence and organization, and audiovisual elements, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all documentation and program materials, user manuals, operations manuals, flowcharts, programer's notes, outlines and specifications created in connection with any of the foregoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) Patents, patent rights and patent applications, copyrights and copyright applications, Trademarks, and (d) Patent Licenses, Trademark Licenses, copyright licenses and other licenses to use any of the items described in the foregoing clauses (a), (b) and (c).



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                "Inventory" means all "inventory" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, wherever located, and, in any event, shall mean and include, without limitation, all raw materials, inventory and other materials and supplies, work-in-process, finished goods, and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                "Patent License" means any written agreement now or hereafter in existence granting to the Grantor any right to practice any invention on which a Patent is in existence.

                "Patents" means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation registrations, recordings and applications in the office or agency of the United States, any State thereof or any other country or any political subdivision thereof listed on Schedule II hereto, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

                "Perfection Certificates" means collectively, the certificates dated as of even date herewith, setting forth the corporate names, chief executive office or principal places of business in each State and other current locations of each of the Grantors and such other information as the Collateral Agent deems reasonably pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by an authorized officer of each such Grantor.

                "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 14(c) of the Parent Guaranty and Section 8.03 of the Revolving Credit Agreement.

                "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation all claims of a Person against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds:
Accounts, Inventory, General Intangibles, Documents, Instruments and Equipment.

                "Secured Obligations" means:

                (a) with respect to MiniMed, the full and punctual payment and performance in full of all obligations and liabilities now or hereafter existing of MiniMed and each of MiniMed's Subsidiaries under the Related Documents, including, without limitation, all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of MiniMed or any of its Subsidiaries) on, any Revolving Credit
Note issued pursuant to the



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Revolving Credit Agreement, and all other amounts due from and obligations to be performed by MiniMed or any of its Subsidiaries under the Revolving Credit Agreement, any Guaranty or any other Related Document;

                (b) with respect to each Subsidiary of MiniMed other than MiniMed Development Corp., the full and punctual payment and performance in full of all obligations and liabilities now or hereafter existing of such Subsidiary under the Subsidiary Guaranty and each other Related Document to which such Subsidiary is a party; and

                (c) with respect to MiniMed Development Corp., the full and punctual payment and performance in full of all obligations and liabilities now or hereafter existing of MiniMed Development Corp. under the Master Lease, the Construction Agency Agreement, the Subsidiary Guaranty and each other Related Document to which MiniMed Development Corp. is a party;

                in each case whether primary or secondary, absolute or contingent, liquidated or unliquidated, and whether for the payment of money or the performance of other obligations (monetary or otherwise).

                "Secured Parties" means collectively:

                (a) the Owner Trustee, as Lessor under the Master Lease, as beneficiary of the Parent Guaranty and the Subsidiary, and as a party to each of the other Related Documents;

                (b) the Agent and the Lenders from time to time party to the Credit Agreement and each of the other Related Documents;

                (c) the Certificateholders from time to time party to the Trust Agreement and each of the other Related Documents;

                (d) the Agent and the Revolving Credit Lenders from time to time party to the Revolving Credit Agreement and each of the other Related Documents; and

                (e) the Collateral Agent under each of the Related Documents.

                "Security Interests" means the security interests granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

                "Trademark License" means any written agreement now or hereafter in existence granting to a Person any right to use any Trademark.

                "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service



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marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof, (ii) all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof listed on Schedule III hereto, and (iii) all reissues, extensions or renewals thereof.

                "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                SECTION 2. Grant of Security Interests. Each Grantor hereby grants, mortgages, assigns, pledges, transfers, hypothecates, sets over and conveys to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to, and a lien upon, all Collateral now or hereafter accrued or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any rights, and wherever located, to secure the full and punctual payment and performance of all Secured Obligations of such Grantor. The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer to the Collateral Agent or any Secured Party, or in any way effect or modify any obligation or liability of any Grantor with respect to any Collateral or any transaction in connection therewith.

                SECTION 3. Security for Obligations. With respect to each Grantor, this Security Agreement secures the full and punctual payment and performance in full of all Secured Obligations of such Grantor.

                SECTION 4. Representations and Warranties. Each Grantor represents and warrants as follows:

                (a) Such Grantor has good and marketable title to all of its Collateral, free and clear of any Liens other than the Permitted Liens. Except as listed on Schedule IV attached hereto, none of such Collateral consists of material contracts, agreements or other documents which by their terms prohibit an assignment or pledge of such Collateral nor is any Collateral subject to any agreement which prohibits assignment or pledge of such Collateral by such Grantor.

                (b) Such Grantor has not performed any act or acts that, to the best knowledge of the Grantors, could prevent the Collateral Agent from enforcing any of the terms of this Agreement. Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, to such Grantor's knowledge no financing statement,



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mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction, and no Collateral is subject to any Lien other than Permitted Liens. Except as disclosed on Schedule V, no material amount of Collateral is in the possession of a Person (other than such Grantor or) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

                (c) All of the information set forth in the Perfection Certificates is true and correct as of the date hereof.

                (d) When the UCC financing statements in appropriate form are filed in the offices specified in the Perfection Certificates, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein except for the Permitted Liens, to the extent that a security interest therein may be perfected by filing pursuant to the UCC.

                (e) As of the date hereof, no Grantor has any rights in or to any Patent, Patent License, Trademark or Trademark License except those reflected in Schedules II and III hereto.

                (f) The Inventory and Equipment are insured in accordance with the requirements of the Related Documents.

                SECTION 5. Further Assurances; Covenants.

                (a) Each Grantor agrees that from time to time, at its own cost and expense, such Grantor will promptly execute and deliver and will cause to be executed and delivered all further instruments and documents (including, without limitation, financing and continuation statements, any filings with the United States Patent and Trademark Office) and will take all further action and will cause all further action to be taken, that the Collateral Agent may reasonably request in order to create, preserve, perfect and protect the security interest in the Collateral or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder or to preserve, perfect and protect each Grantor's right, title and interest in and to the Collateral.

                (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, and take all such further action and execute all such further documents and instruments as may be reasonably necessary or desirable in order to create, preserve, perfect and protect the security interest in the Collateral without the signature of such Grantor where permitted by law. Whenever applicable law requires the signature of such Grantor on a document to be filed to preserve, perfect or protect the security interest in the Collateral, such Grantor hereby appoints the Collateral Agent as such Grantor's attorney-in-fact, with full power of substitution, to sign such Grantor's name on any such document. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement may be used as a financing statement. The



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Grantors shall, jointly and severally, pay the reasonable costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral. In addition, each Grantor will immediately deliver and pledge each Instrument to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts) received by it in the ordinary course of business and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any other Instrument pledged by such Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

                (c) MiniMed shall deliver to the Collateral Agent the duly executed counterpart number 1 of the Master Lease and the Construction Agency Agreement after the execution and delivery thereof, together with a duly executed counterpart of the Parent Guaranty and Subsidiary Guaranty, which counterparts at all times shall be retained in the custody and possession of the Collateral Agent. In addition, MiniMed shall deliver to the Collateral Agent the duly executed counterpart number 1 of each amendment, modification, supplement or waiver made of or to the Master Lease or the Construction Agency Agreement and a duly executed counterpart of each amendment, modification, supplement or waiver made with respect to the Parent Guaranty and Subsidiary Guaranty, immediately after the execution and delivery thereof.

                (d) Each Grantor will at all times keep accurate and complete books and records with respect to the Collateral and agrees that the Collateral Agent or its representative shall have the right at any time and from time to time to call at such Grantor's place of business during normal business hours to inspect and examine the books and records of the Grantor relating to the Collateral and to make extracts therefrom and copies thereof.

                (e) No Grantor will change the location of its chief executive office or principal place of business in any state unless it shall have given the Collateral Agent thirty (30) days prior notice thereof, executed and delivered to the Collateral Agent all financing statements and financing statement amendments which the Collateral Agent may request in connection therewith and delivered an opinion of counsel with respect thereto in accordance with Section 5(j) below. No Grantor shall change the locations, or establish new locations, where it keeps or holds any Collateral or any records relating thereto from the applicable locations described in the applicable Perfection Certificate unless such Grantor shall have given the Collateral Agent fifteen
(15) days prior notice of such change of location, executed and delivered to the Collateral Agent all financing statements and financing statement amendments which the Collateral Agent may reasonably request in connection therewith and delivered an opinion of counsel with respect thereto in accordance with Section 5(j) below, and such Grantor shall have complied with any other requirement in this Agreement or any other Related Document relating to the location of any Collateral, provided, however, that each Grantor may keep Collateral at, or in transit to, any location described in the applicable Perfection Certificate. No Grantor shall in any event change the location, or establish new locations, of any Collateral if such change would cause the Security



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Interests in such Collateral to lapse or cease to be a perfected first priority
Security Interest.

                (f) No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Collateral Agent thirty
(30) days prior notice thereof, executed and delivered to the Collateral Agent all financing statements and financing statement amendments which the Collateral Agent may reasonably request in connection therewith.

                (g) If any Grantor's Collateral exceeding in value $500,000 in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business) or any of such Grantor's agents or processors, such Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman's, bailee's, agent's or processor's agreement in writing to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions, and shall cause such warehousemen, bailee, agent or processor to issue and deliver to the Collateral Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Collateral Agent's name and in form and substance acceptable to the Collateral Agent.

                (h) No Grantor will (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except that, subject to the rights of the Collateral Agent and the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, the Grantors may dispose of assets if such disposition is not prohibited by Section 14(m) of the Parent Guaranty or Section
8.13 of the Revolving Credit Agreement, whereupon, in the case of such a disposition, sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition, sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Permitted Liens.

                (i) Each Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral, to enable the Collateral Agent to enforce the provisions of this Agreement.

                (j) Prior to each date on which any Grantor proposes to take any action contemplated by Section 5(e), upon the reasonable request of the Majority Secured Parties such Grantor shall, at its cost and expense, cause to be delivered to the Collateral Agent and the Secured Parties an opinion of counsel, reasonably satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers from such Grantor have been filed in each filing office necessary for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full. Collateral Agent and the Secured Parties shall only be entitled to the legal opinion referenced in this paragraph 5(j) if they determine that any change in location discussed in Section 5(e) will affect the security



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interest of the Secured Parties reflected in the applicable financing statements.

                (k) Accounts, Etc.

                        i. Each Grantor shall use all reasonable efforts consistent with prudent business practice to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The reasonable costs and expenses (including, without limitation, reasonable attorney's fees) of collection of Accounts incurred by the Grantors or the Collateral Agent, shall be borne by the Grantors, jointly and severally.

                        ii. Upon the occurrence and during the continuance of any Event of Default, upon request of the Collateral Agent, each Grantor will promptly notify (and each Grantor hereby authorizes the Collateral Agent so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

                        iii. Each Grantor will perform and comply in all material respects with all of its obligations in respect of Accounts, Instruments and General Intangibles.

                (l) Inventory, Etc. Each Grantor shall notify the Collateral Agent promptly of any additional location where Inventory is stored which is not listed in the applicable Perfection Certificate.

                (m) Equipment, Etc. Each Grantor shall, no more than one (1) time per calendar year, (i) within ten (10) days after a request by the Majority Secured Parties, in the case of Equipment now owned, and (ii) following a request by the Majority Secured Parties pursuant to subclause (i) above, within ten (10) days after acquiring any other Equipment, deliver to the Collateral Agent, for the benefit of the Secured Parties, any and all certificates of title, and applications therefor, if any, of such Equipment and shall cause the Collateral Agent, for the benefit of the Secured Parties, to be named as lienholder on any such certificate of title and applications. Each Grantor shall not permit any such items to become a fixture to real estate or an accession to other personal property.

                (n) Patents, Trademarks, Etc. Each Grantor shall notify the Collateral Agent promptly of its acquisition after the Effective Date of any Patent, Patent License, Trademark or Trademark License. In the event that any Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, each Grantor shall notify the Collateral Agent promptly after they learn thereof and shall, if such Grantor reasonably determines that inaction would materially affect the economic value of such item(s), promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such



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infringement, misappropriation or dilution, or take such other actions as such
Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Patent License, Trademark or Trademark License. In no event shall any Grantor, either itself or through any agent, employee or licensee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, unless, upon issuance such Grantor shall deliver such documents and papers that the Collateral Agent may reasonably request to evidence the Security Interests in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                SECTION 6. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time after the occurrence and during the continuation of an Event of Default, to take any action, to execute any instruments and to exercise any rights, privileges, options, elections or powers of such Grantor pertaining or relating to the Collateral which the Collateral Agent may deem necessary or desirable to preserve and enforce its security interest in the Collateral and otherwise to accomplish the purposes of this Security Agreement. The Collateral Agent shall not have any duty to take any such action, to execute any such instrument, to exercise any such rights, privileges, options, including, without limitation, termination options, elections or powers or to sell or otherwise to realize upon any of the Collateral, as hereinafter authorized, and the Collateral Agent shall not be responsible for any failure to do so or delay in so doing.

                SECTION 7. Reporting and Recordkeeping. Each Grantor covenants and agrees with the Collateral Agent and the Secured Parties that from and after the date of this Agreement and until the payment and performance in full of all Secured Obligations:

                (a) Maintenance of Records Generally. Such Grantor will keep and maintain at its own cost and expense records of the Collateral, in substantially the form, scope and detail as Grantor currently keeps such records, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral. For the Collateral Agent's and the Secured Parties' further security, such Grantor agrees that the Collateral Agent and the Secured Parties shall have a security interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Potential Default or Event of Default, the Grantor shall deliver and turn over full and complete copies of any such books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent. Prior to the occurrence of a Potential Default or an Event of Default and upon reasonable notice from the Collateral Agent, such Grantor shall permit any representative of the Collateral Agent, at reasonable times and reasonable intervals upon one Business Day's notice, to inspect such books and records and will provide photocopies thereof to the Collateral Agent.

                (b) Further Identification of Collateral. Following the occurrence and during the continuation of an Event of Default, such Grantor will if so requested by the Collateral Agent furnish to the Collateral Agent, as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in



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connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                (c) Notices. Each Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a substantial likelihood of having a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

                SECTION 8. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement. The Grantors shall reimburse the Collateral Agent on demand for any reasonable amounts paid or any reasonable expenses incurred by the Collateral Agent in good faith in connection therewith.

                SECTION 9. Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral for the benefit of the Secured Parties and shall not impose any duty upon it to exercise any such powers. Except as expressly provided herein, the Collateral Agent shall have no duty to take any steps to preserve the security interest granted hereby.

                SECTION 10. Realization upon Collateral. (a) If an Event of Default shall occur and be continuing, the Collateral Agent may, and at the request of the Majority Secured Parties shall, (i) take any and all action necessary or appropriate to collect any and all amounts payable under or with respect to the Collateral, (ii) apply any and all amounts in the Collateral Account to the Secured Obligations in accordance with Section 11 hereof, (iii) take possession of the Collateral forthwith or at any time thereafter, in which case the Grantor shall marshal and deliver the Collateral to the Collateral Agent at such time and place as the Collateral Agent may reasonably specify, and
(iv) sell the whole or, from time to time, any part of the Collateral, by private or public sale, in such order or otherwise in such manner as the Majority Secured Parties may elect in their sole discretion. The Collateral Agent shall have, with respect to the Collateral, in addition to any other rights and remedies which may be available to it at law or in equity or pursuant to this Security Agreement, any Related Document or any other contract or agreement, all rights and remedies of a secured party under any applicable version of the Uniform Commercial Code of the relevant jurisdictions relating to the Collateral, and it is expressly agreed that if the Collateral Agent should proceed to dispose of or utilize the Collateral, or any part thereof, in accordance with the provisions of said versions of the Uniform Commercial Code, ten days' notice by the Collateral Agent to each Grantor of the intended disposition of such Grantor's collateral shall be deemed to be reasonable notice under any such provision requiring such notice. Any sale of Collateral by the Collateral Agent may be made on such terms as the Majority Secured Parties may reasonably specify, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. The Collateral Agent and the Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private or public sale. Except as otherwise stated herein each Grantor hereby waives, to the extent permitted by applicable law, any claims against the Collateral Agent and the Secured Parties arising by reason of the fact that the price at which Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one possible purchaser. In exercising its rights under this Section 10, the Collateral Agent will act in a commercially reasonable manner and comply with all applicable laws, including Section 9-207 of the Uniform Commercial Code.

                The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Grantors will execute and deliver such documents and take such other action as the Collateral Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Grantors. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable, jointly and severally, for any deficiency.

                (b) Following the occurrence and during the continuation of an Event of Default, for the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may (i) require the Grantors to, and the Grantors agree that they will, at their expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the Collateral Agent's reasonable opinion, reasonably convenient to the Collateral Agent and the Grantors, whether at the premises of a Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Collateral Agent, seize and remove such Collateral from such premises, (iii) have access to and use the Grantors' books and records, computers and software relating to the Collateral, and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Grantors, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Grantors (at the expense of the Grantors).

                (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

                        (i) the Collateral Agent may license, or sublicense, consistent with such Grantor's rights therein, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

                        (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Collateral Agent and each of the Secured Parties from, and agrees to hold the Collateral Agent and each of the Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or lawfully omitted to be taken with respect thereto except for the Collateral Agent's or such Secured Parties' bad faith, negligence or wilful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction; and

                        (iii) upon request by the Agent, the Grantors will execute and deliver to the Collateral Agent powers of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent or Trademark. In the event of any such disposition pursuant to this Section 10, the Grantors shall to the extent possible, supply their know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Collateral Agent.

                SECTION 11. Application of Proceeds. The Collateral Agent shall apply the proceeds of any realization upon or sale of the whole or any part of the Collateral, after deducting all reasonable costs and expenses of collection, retaking, handling, storage, preparation, sale and delivery (including, without limitation, reasonable counsel's fees and expenses) incurred by it in connection with such realization or sale to the payment of the Secured Obligations in accordance with the Participation Agreement, and the Grantors shall remain in all respects liable to the Collateral Agent and the Secured Parties for any unrecovered balance owing to them.

                SECTION 12. Waiver of Stays, etc. To the fullest extent that the Grantors may lawfully so agree, each Grantor agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force to prevent or delay the enforcement of this Security Agreement or the absolute sale of any portion of or all of the Collateral or the possession thereof by any purchaser at any sale under this Security Agreement, and each Grantor, for itself and all who may claim under each Grantor, as far as each Grantor now or hereafter lawfully may do so, hereby waives the benefit of all such laws.

                SECTION 13. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment and performance in full of the Secured Obligations, (b) be binding upon each Grantor and its successors and assigns, and (c) inure to the benefit of the Collateral Agent, each of the Secured Parties and their respective successors, transferees and assigns. At any time and from time to time prior to termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Majority Secured Parties; provided, however, that the Security Interest of the Collateral Agent in any Collateral constituting an asset of which the Grantors may dispose under the Related Documents shall automatically terminate and be released upon such disposition by any such Grantor without the necessity of any further action or consent by the Collateral Agent or any Secured Party. Upon the payment and performance in full of the Secured Obligations and termination of all Commitments of the Secured Parties to extend credit or provide financing, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Collateral Agent will deliver to MiniMed counterpart No. 1 of the Master Lease and Construction Agency Agreement, the original executed counterpart of the Parent Guaranty and Subsidiary Guaranty delivered to it and any amendments or supplements thereto held by the Collateral Agent and will, at the expense of the Grantors, execute and deliver to the Grantors such other documents as the Grantor shall reasonably request to evidence such termination and release of all security interests held for the benefit of the Secured Parties.

                SECTION 14. Obligations Under the Master Lease, the Construction Agency Agreement and Subordinated Mortgage. Anything herein contained to the contrary notwithstanding, (i) the Lessee and Construction Agent, as applicable, shall remain liable under the Master Lease, the Construction Agency Agreement and the Subordinated Mortgage to perform all of its obligations and agreements thereunder, (ii) if an Event of Default shall occur and be continuing, the obligations of the Lessee, Construction Agent and Mortgagee, as applicable, under the Master Lease, the Construction Agency Agreement and the Subordinated Mortgage may be performed by the Collateral Agent or its nominee or other assignee of the Collateral Agent without releasing the Lessee, Construction Agent and Mortgagee, as applicable, therefrom, and (iii) neither the Collateral Agent nor the Secured Parties shall have any obligation or liability under the Master Lease, the Construction Agency Agreement or the Subordinated Mortgage by reason of, or arising out of, this Security Agreement or be obligated to perform any of the obligations or agreements of the Lessee and Construction Agent, as applicable, thereunder or to make any payment or to make any inquiry of the sufficiency of any payment received by the Lessee, the Construction Agent, the Mortgagee or the Collateral Agent or to present or file any claim or to take any other action to enforce any right, title or interest assigned hereunder.

                SECTION 15. Intentionally Omitted.

                SECTION 16. No Action Contrary to Lessee's Rights under the Master Lease or Lessee's Rights, as agent, under the Construction Agency Agreement. So long as no Event of Default has occurred and is continuing and subject respectively to the terms and conditions of the Master Lease and the Construction Agency Agreement, the Collateral Agent shall not take or cause to be taken any action contrary to the rights of the Lessee under the Master Lease and the Construction Agency Agreement; provided, however, that nothing contained herein shall limit any rights the Secured Parties and the Collateral Agent may have against the Lessee pursuant to any of the other Related Documents to which it is a party.

                SECTION 17. GOVERNING LAW AND CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL, SERVICE OF PROCESS. (a) THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. EACH GRANTOR AGREES THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF EACH GRANTOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR

PROCEEDING, IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE COLLATERAL AGENT OR ANY SECURED PARTY FROM OBTAINING JURISDICTION OVER ANY GRANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH GRANTOR EXPRESSLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT. EACH GRANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 17 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

                (b) Each Grantor hereby irrevocably designates, appoints and empowers CT Corporation System, whose present address is 1633 Broadway, New York, New York 10019, as its authorized agent to receive, for and on its behalf and its property, service of process in the State of New York when and as such legal actions or proceedings may be brought in the courts of the State of New York or of the United States of America sitting in New York, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to such Grantor, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to such Grantor, at its address set forth on the signature pages attached hereto, but its failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of any such Grantor. Each Grantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth in Section 19(c), such service to become effective upon the earlier of (i) the date ten (10) calendar days after such mailing or
(ii) any earlier date permitted by applicable law. Each Grantor agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of itself and its properties and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of New York on its behalf, it shall promptly appoint a successor so to serve and shall advise the Lessor thereof (and shall furnish to the Lessor the consent of any successor agent so to act). Nothing in this Section 17(b) shall affect the right of the Collateral Agent to bring proceedings against any Grantor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

        SECTION 18. Expenses. In the event that any Grantor fails to comply with the provisions of any Related Documents, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Collateral Agent, if requested by the Majority Secured Parties may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Grantors shall reimburse the Collateral Agent, jointly and severally, for the reasonable costs thereof on demand. All reasonable insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Majority Secured Parties from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if the Grantors fail promptly to pay any portion thereof when due, the Collateral Agent or such Secured Party may, at its option, but shall not be required to, pay the same and charge the Grantors' accounts therefor, and the Grantors agree to reimburse the Collateral Agent or such Secured Party therefor on demand. All sums so paid or incurred by the Collateral Agent or such Secured Party for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Collateral Agent or such Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at a rate equal to the Base Rate plus an additional 2.00% per annum, and shall be additional Secured Obligations hereunder.

        SECTION 19. Additional Grantors. In the event that any Subsidiary of MiniMed is required, under the terms of the Parent Guaranty, the Revolving Credit Agreement or any other Related Document or otherwise, to become a Grantor hereunder, such Subsidiary shall so become a Grantor hereunder, and be bound by all of the terms and conditions hereof, upon delivering to the Collateral Agent an executed counterpart of a Supplement to Security Agreement in the form of Exhibit A attached hereto.

        SECTION 20. Miscellaneous.

                (a) Assignment. No Grantor may assign its rights or obligations under this Agreement except as provided in the Participation Agreement. The Collateral Agent may assign its rights under this Agreement in accordance with the provisions of the Participation Agreement, and no such assignment or delegation shall diminish any Grantor's obligations hereunder.

                (b) Amendments and Waivers. The provisions of this Agreement may from time to time be amended, modified or waived solely in accordance with the provisions of the Participation Agreement. No failure of delay on the part of the Collateral Agent or any Secured Party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

                (c) Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address, telex or telecopier number as such party may hereafter specify by notice to the other parties listed below. Any notice, request, demand or other communication sent by telex or telecopier shall be promptly confirmed with a copy of such notice sent by courier or by first class mail.

        If to the Collateral Agent:

                      ING (U.S.) Capital LLC
                      55 East 52nd Street, 33rd Floor
                      New York, New York 10055

                      Attention:   Chief Credit Officer
                      Telecopier: (212) 750-8935

        With copies of each such notice to be simultaneously given, delivered or served to the following addresses:

                      ING (U.S.) Capital LLC
                      Atlanta Office
                      200 Galleria Parkway, Suite 950
                      Atlanta, Georgia 30339
                      Attention: Darren G. Wells
                      Telecopier: (770) 951-1005

                      King & Spalding
                      191 Peachtree Street
                      Atlanta, Georgia 30303-1763
                      Attention: Hector E. Llorens
                      Telecopier: (404) 572-5100

        If to the Grantor:

                      MiniMed Inc.
                      12744 San Fernando Road
                      Sylmar, California 91342
                      Attention: General Counsel
                      Telecopier: (818)367-1460

        With a copy of each such notice to be simultaneously given, delivered or served to the following addresses:

                      Brobeck Phleger & Harrison
                      550 West C Street, Suite 1300
                      San Diego, California 92101
                      Attention: Scott Biel
                      Telecopier: (619) 234-3848

Each such notice, request or other communication shall be effective when actually received.

                (d) Cumulative Rights; No Waiver. The rights, powers and remedies of the Collateral Agent hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Grantors and the Collateral Agent relating hereto, at law, in equity or otherwise. Neither any delay nor any omission by the Collateral Agent to exercise any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or any exercise of any other right, power or remedy.

                (e) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

                (f) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                (g) Headings. The Article and Section headings in this Agreement are for convenience of reference only and shall not affect the interpretation hereof.

                IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            ING (U.S.) CAPITAL LLC,
                                            as Collateral Agent



                                            By: /s/ DARREN J. WELLS
                                               ---------------------------------
                                               Name:  Darren J. Wells
                                               Title:  Managing Director

                                               MINIMED INC.,
                                               a Delaware corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            MINIMED DEVELOPMENT CORP.,
                                            a Delaware corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            MINIMED DISTRIBUTION CORP.,
                                            a Delaware corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President

                                            CLARK FINANCIAL SERVICES, INC.,
                                            a Florida corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President



                                            CLARK WHOLESALE CO.,
                                            a Florida corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President



                                            HOME MEDICAL SUPPLY, INC.,
                                            a California corporation



                                            By:  /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President



                                            HOME MEDICAL SUPPLY, INC.,
                                            a Georgia corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President

                                            HOME MEDICAL SUPPLY OF
                                            MICHIGAN, INC., a Michigan
                                            corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            PHARMAX, INC., a Florida corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            CLARK PHARMACY, INC.,
                                            a Georgia corporation



                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            DIABETIX DEPOT, INC., a Florida
                                            corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            HMS, INC., an Alabama corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President

                                            HOME MEDICAL SUPPLY, INC.,
                                               a Florida corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            HOME MEDICAL SUPPLY, INC.,
                                            a Tennessee corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            MEDICAL MANAGEMENT & MARKETING
                                            OF SOUTH FLORIDA, INC., a Florida
                                            corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President


                                            SOUTH BROWARD MEDICAL ARTS
                                            PHARMACY, INC., a Florida
                                            corporation


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                               Name: Terrance H. Gregg
                                               Title: President